UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2010

Hines Global REIT, Inc.
__________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On June 15, 2010, Hines Global REIT, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Initial Report") with regard to the acquisition of 17600 Gillette on June 9, 2010 by Hines Global REIT Properties LP, a subsidiary of the Company. 17600 Gillette is a two-story office building located in the Orange County Airport Area of Irvine, California, as described in the Initial Report. After reasonable inquiry, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

17600 Gillette Irvine, California —For the Three Months Ended March 31, 2010 (Unaudited) and the Year Ended December 31, 2009

Independent Auditors’ Report
Statements of Revenues and Certain Operating Expenses
Notes to Statements of Revenues and Certain Operating Expenses

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is filed herewith and incorporated herein by reference.

Hines Global REIT, Inc.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d) Exhibits - None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

August 25, 2010	By:	/s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Accounting Officer

INDEPENDENT AUDITORS’ REPORT

To the Partners of
Hines Global REIT Properties, L.P.
Houston, TX

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of the property located at 17600 Gillette, Irvine, California (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hines Global REIT, Inc.) as discussed in Note 2 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses of the Property discussed in Note 2 to the Historical Summary for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Houston, Texas
August 25, 2010

17600 GILLETTE, IRVINE, CALIFORNIA
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2010 (unaudited) and for the Year Ended December 31, 2009

	Three Months Ended March 31, 2010 (unaudited)	Year Ended December 31, 2009
Revenues:
Rental revenue	$790,370	$3,149,247
Other revenue	3,209	7,927
Total revenues	793,579	3,157,174
Certain Operating Expenses:
Utilities	247	525
Real estate taxes	64,332	249,460
Repairs and maintenance	11,524	35,503
Cleaning services	—	279
Building management services	414	1,703
Insurance	21,999	81,179
Total certain operating expenses	98,516	368,649
Revenues in excess of certain operating expenses	$695,063	$2,788,525

See accompanying notes to statements of revenues and certain operating expenses.

17600 GILLETTE, IRVINE, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2010 (unaudited) and for the Year Ended December 31, 2009

(1)              Organization

17600 Gillette (the “Property”) is a two-story office building located in Irvine, California that contains 98,925 square feet (unaudited) of office space. Hines Global REIT, Inc. (“Hines Global”) acquired the Property through Hines Global REIT Properties, L.P., its majority owned subsidiary (the “Operating Partnership,” and together, the “Company”). The acquisition was completed on June 9, 2010. The Property is managed by Hines Interests Limited Partnership (“Hines”), an affiliate of the Company.

(2)              Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and operating expenses of the Property, exclusive of interest income and interest expense, early lease termination fees, management fees, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property.

The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2010 included in this report are unaudited.  In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

(3)              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(4)              Significant Accounting Policies

(a)                       Revenue Recognition

The Property’s operations consist of rental revenue earned from the tenant under a leasing arrangement which provides for minimum rent, escalations, and charges to the tenant for the real estate taxes and operating expenses.  The lease with the tenant is a net lease, and it has been accounted for as an operating lease.  The minimum rent is subject to adjustment every 30 months based on a Consumer Price Index, not to exceed 3% annually.  Rental revenue is to be recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the lease.  Since there are no fixed minimum rent increases, the rental revenue will equal the contractual rent.

In addition, the Property is responsible for operating and managing the parking structure and the common use areas and has entered into a reciprocal easement agreement with the adjacent property related to these areas. This agreement grants non-exclusive perpetual use to certain spaces of the parking structure and to certain portions of the common use areas. Under the terms of this agreement, the Property receives a management fee and recovers a portion of the expenses related to these areas. These amounts are recorded in other revenues in the Historical Summaries.

(b)                       Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

17600 GILLETTE, IRVINE, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES – (Continued)

(5)              Rental Revenue
The aggregate annual minimum future rental revenue on non-cancellable operating leases in effect as of December 31, 2009 is as follows:

Year ended December 31:	Amount
2010	$2,786,549
2011	2,786,549
2012	2,786,549
2013	2,786,549
2014	2,786,549
Thereafter	3,483,186
Total	$17,415,931

Total minimum future rental revenue represents the base rent that tenants are required to pay under the terms of their leases exclusive of charges for operating expenses and real estate taxes.   The annual minimum future rental revenue reflects the annual base rent in effect at December 31, 2009. There were no contingent rents for the three months ended March 31, 2010 and the year ended December 31, 2009.

Of the total rental revenue for the year ended December 31, 2009, 100% was earned from a tenant in the professional services industry, whose lease expires in March 2016.

*****

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Hines Global REIT, Inc. (“Hines Global” and, together with Hines Global REIT Properties, L.P. (the “Operating Partnership”), the “Company”) made the following acquisitions since January 1, 2009:

Property Name	Date of Acquisition	Purchase Price
17600 Gillette	June 9, 2010	$20.4 million
Brindleyplace Project	July 7, 2010	$282.5 million*

* The Company acquired the Brindleyplace Project located in Birmingham, England on July 7, 2010.  The contract purchase price for the Brindleyplace Project was £186.2 million ($282.5 million assuming a rate of $1.52 per GBP based on the transaction date), exclusive of transaction costs, financing fees and working capital reserves.  Financial statements of the Brindleyplace Project and pro forma financial information is required to be filed on or before September 22, 2010.

The unaudited pro forma consolidated balance sheet is not presented as the acquisition of 17600 Gillette occurred prior to June 30, 2010 and no adjustments were made to the balance sheet. The unaudited pro forma consolidated statements of operations assume this acquisition occurred on January 1, 2009.

In management’s opinion, all adjustments necessary to reflect the effects of this transaction have been made. The unaudited pro forma consolidated statements of operations are not necessarily indicative of what actual results of operations would have been had the Company made this acquisition on the first day of each period presented, nor does it purport to represent the results of operations for future periods.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010

	Six Months Ended June 30, 2010	Adjustment for Acquisitions		Pro Forma

Revenues:
Rental revenue	$133,444	$935,228	(a)	$1,068,672
Other revenue	401	3,563	(a)	3,964
Total revenues	133,845	938,791		1,072,636
Expenses:
Property operating expenses	8,561	51,034	(b)	59,595
Real property taxes	15,639	109,091	(b)	124,730
Property management fees	2,324	11,735	(b)	14,059
Depreciation and amortization	57,437	470,949	(b)	528,386
Acquisition related expenses	2,582,813	(174,094)	(c)	2,408,719
Asset management and acquisition fees	425,315	(268,331)	(d)	156,984
General and administrative expenses	775,293	—		775,293
Total expenses	3,867,382	200,384		4,067,766
Income (loss) before interest income	(3,733,537)	738,407		(2,995,130)
Interest income	25,029	—		25,029
Net income (loss)	$(3,708,508)	$738,407		$(2,970,101)
Net loss attributable to noncontrolling interests	828,996	—		828,996
Net income (loss) attributable to common stockholders	$(2,879,512)	$738,407		$(2,141,105)

Basic and diluted loss per common share:	$(0.29)	$—		$(0.22)
Weighted average number common shares outstanding	9,785,063	—		9,785,063

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Six Months Ended June 30, 2010

(a)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette including an adjustment of approximately $506,000 to rental revenue for amortization of the above-market lease assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(b)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(c)	To eliminate the effect of non-recurring acquisition expenses recorded in relation to the acquisition of 17600 Gillette.

(d)	To record the pro forma effect of the Company's 1.5% asset management fee assuming that the acquisition had occurred on January 1, 2009. In addition, this adjustment includes approximately $407,000 required to eliminate the effect of a non-recurring acquisition fee recorded in relation to the acquisition of 17600 Gillette.

HINES GLOBAL REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Year Ended December 31, 2009	Adjustment for Acquisitions		Pro Forma

Revenues:
Rental revenue	$—	$2,137,344	(a)	$2,137,344
Other revenue	—	7,927	(a)	7,927
Total revenues	—	2,145,271		2,145,271
Expenses:
Property operating expenses	—	119,190	(b)	119,190
Real property taxes	—	249,460	(b)	249,460
Property management fees	—	26,816	(b)	26,816
Depreciation and amortization	—	941,898	(b)	941,898
Acquisition related expenses	—	—	(c)	—
Asset management and acquisition fees	—	313,967	(d)	313,967
Organizational expenses	337,397	—		337,397
General and administrative expenses	227,611	—		227,611
Total expenses	565,008	1,651,331		2,216,339
Income (loss) before interest income	(565,008)	493,940		(71,068)
Interest income	3,054	—		3,054
Net Income (loss)	$(561,954)	$493,940		$(68,014)
Net loss attributable to noncontrolling interests	154,322	—		154,322
Net loss attributable to common stockholders	$(407,632)	$493,940		$86,308

Basic and diluted loss per common share:	$(1.19)	$0.03		$0.01
Weighted average number common shares outstanding	342,558	15,182,553	(e)	15,525,111

See notes to unaudited pro forma consolidated statement of operations and notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the
Year Ended December 31, 2009

(a)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette including a $1.0 million adjustment to rental revenue for amortization of the above-market lease assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(b)
To record the pro forma effect of the Company’s acquisition of 17600 Gillette assuming that the acquisition had occurred on January 1, 2009. Adjustments are based on the historical results of operations of 17600 Gillette.

(c)	No pro forma adjustments were recorded related to acquisition expenses as they are non-recurring charges which arose directly from the acquisition.

(d)
To record the pro forma effect of the Company's 1.5% asset management fee assuming that the acquisition had occurred on January 1, 2009. No pro forma adjustments were recorded related to the acquisition fee as it is a non-recurring charge which arose directly from the acquisition.

(e)	To record the pro forma effect of the proceeds required from the issuance of shares of the Company’s common stock to complete the acquisition described in (a) above.

HINES GLOBAL REIT, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
For the Six Months Ended June 30, 2010
and the Year Ended December 31, 2009

(1)  Investment Properties Acquired After January 1, 2009

On June 9, 2010, the Company acquired 17600 Gillette, a two-story office building that contains 98,925 square feet of rentable area, located in Irvine, California constructed in 1977.  The unaudited pro forma consolidated statements of operations assume that the acquisition of 17600 Gillette occurred on January 1, 2009.